UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2016, Flotek Industries, Inc. (the “Company”) entered into separate subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Purchasers”) pursuant to which the Company agreed to sell in a private placement an aggregate of 2,450,339 shares (the “Private Placement Shares”) of common stock of the Company at a purchase price of $12.52 per Private Placement Share, yielding aggregate gross proceeds of approximately $30 million. Certain of the Purchasers are holders of greater than five percent of the Company’s outstanding shares of common stock.

The closing of the sale of the Private Placement Shares in the private placement occurred on July 27, 2016.

The Subscription Agreements contain representations and warranties, covenants and indemnification provisions that are typical for private placements by public companies, including representations and warranties regarding: (1) due incorporation, valid existence and good standing; (2) capitalization; (3) right, corporate power and authority to enter into the Subscription Agreements; (4) legal proceedings; (5) tax matters; (6) “investment company” status; (7) insurance; (8) use of proceeds from the offering; (9) financial statements; (10) New York Stock Exchange listing compliance; (11) internal accounting controls and disclosure controls and procedures; and (12) labor matters.

The Private Placement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and such securities may not be offered or sold in the United States absent a registration statement or exemption from registration. Pursuant to the Subscription Agreements, the Company has agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to the resale of the Private Placement Shares purchased by the Purchasers under the Subscription Agreements as soon as reasonably practicable, but in no event later than by August 5, 2016.

The description of the Subscription Agreements is qualified in its entirety by reference to the form of Subscription Agreement filed as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As described in Item 1.01 above, pursuant to the Subscription Agreements, the Company has sold the Private Placement Shares to the Purchasers in a private placement. The offer and sale of the Private Placement Shares was made to accredited investors in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The information in Item 1.01 above is incorporated into this Item 3.02 by reference.

On July 26, 2016, the Company entered into a Stock Purchase Agreement (the “SPA”) with CESI Manufacturing, LLC, Rocky Face Ridge Holding, Inc., Waring Cleveland LLC, Donald Bramblett (“Bramblett”) and Mark Kieper (“Kieper,” and together with Bramblett, the “Stockholders”). Pursuant to the SPA, CESI Manufacturing, LLC, a wholly owned subsidiary of the Company, acquired Rocky Face Ridge Holding, Inc., Waring Cleveland LLC and their subsidiaries (the “Acquisition”). As partial consideration for the Acquisition, the Company issued to the Stockholders an aggregate of 247,764 newly issued shares (the “Acquisition Shares”) of common stock of the Company. The Acquisition closed on July 27, 2016. The offer and sale of the Acquisition Shares was made to accredited investors in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The Acquisition Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and such securities may not be offered or sold in the United States absent a registration statement or exemption from registration. Pursuant to a Registration Rights Agreement entered into concurrently with the SPA, the Company has agreed to file with the SEC a registration statement with respect to the resale of the Acquisition Shares as soon as reasonably practicable, but in no event later than August 11, 2016.

Item 7.01.	Regulation FD Disclosure.

On July 27, 2016, the Company issued three press releases announcing (1) its entry into the Subscription Agreements; (2) the Acquisition; and (3) the release of studies regarding the effectiveness of the Company’s suite of Complex nano-Fluid® completion chemistries in the Permian Basin in West Texas and the Eagle Ford Shale play in the South Texas Basin. The July 27, 2016 press releases are furnished herewith as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K and are incorporated herein by reference.

On July 29, 2016, the Company issued two press releases announcing (1) the closing of the private placement transaction pursuant to the Subscription Agreements; and (2) the closing of the Acquisition. The July 29, 2016 press releases are furnished herewith as Exhibits 99.4 and 99.5 to this Form 8-K and are incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended) regarding the Company’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release.

Although forward-looking statements in this report reflect the good faith judgment of the Company’s management, such statements can only be based on facts and factors that the Company’s management currently knows. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the ability to obtain financing to support operations, environmental and other casualty risks, and the effect of government regulation.

Further information about the risks and uncertainties that may affect the Company’s business are set forth in the Company’s most recent filing on Form 10-K (including, without limitation, in the “Risk Factors” section) and in its other SEC filings and publicly available documents. The Company urges readers not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Subscription Agreement, dated as of July 26, 2016

99.1	Press Release regarding private placement of shares, dated as of July 27, 2016

99.2	Press Release regarding acquisition of International Polymerics, Inc., dated as of July 27, 2016

99.3	Press Release regarding MHA Petroleum Consultants, LLC’s study, dated as of July 27, 2016

99.4	Press Release regarding closing of private placement of shares, dated as of July 29, 2016

99.5	Press Release regarding closing of acquisition of International Polymerics, Inc., dated as of July 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: July 29, 2016	By:	/s/ Robert M. Schmitz
Robert M. Schmitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Subscription Agreement, dated as of July 26, 2016

99.1	Press Release regarding private placement of shares, dated as of July 27, 2016

99.2	Press Release regarding acquisition of International Polymerics, Inc., dated as of July 27, 2016

99.3	Press Release regarding MHA Petroleum Consultants, LLC’s study, dated as of July 27, 2016

99.4	Press Release regarding closing of private placement of shares, dated as of July 29, 2016

99.5	Press Release regarding closing of acquisition of International Polymerics, Inc., dated as of July 29, 2016